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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     We, the undersigned directors and officers of Carbon Energy Corporation (the "Company") hereby appoint and authorize Patrick R. McDonald and Kevin D. Struzeski and each of them as their true and lawful attorneys-in-fact and agents: (1) to sign in the name of each such person and file with the Securities and Exchange Commission Registration Statements on Form S-8, and any and all amendments (including post-effective amendments) to such Registration Statements, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock relating to the Carbon Energy Corporation 1999 Stock Option Plan; and (2) to take any and all actions necessary or required in connection with such Registration Statements and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


SIGNATURE                          TITLE                    DATE

/s/ Patrick R. McDonald            Director and President     May 1, 2001
----------------------------       (Principal Executive     -------------------
Patrick R. McDonald                Officer)

/s/ Kevin D. Struzeski             Treasurer and Chief        May 1, 2001
----------------------------       Financial Officer        -------------------
Kevin D. Struzeski                 (Principal Financial
                                   and Accounting Officer)

/s/ Cortlandt S. Dietler           Director                   May 4, 2001
----------------------------                                -------------------
Cortlandt S. Dietler

/s/ David H. Kennedy               Director                   May 4, 2001
----------------------------                                -------------------
David H. Kennedy

/s/ Bryan H. Lawrence              Director                   May 4, 2001
----------------------------                                -------------------
Bryan H. Lawrence

/s/ Peter A. Leidel                Director                   May 4, 2001
----------------------------                                -------------------
Peter A. Leidel

/s/ Harry A. Trueblood, Jr.        Director                   May 4, 2001
----------------------------                                -------------------
Harry A. Trueblood, Jr.